SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 2002


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                 333-68542                13-3633241
--------------------------------------------------------------------------------
   (State or Other Jurisdiction      (Commission            (I.R.S. Employer
         of Incorporation)           File Number)           Identification No.)

      383 MADISON AVENUE
      NEW YORK, NEW YORK                                       10179
--------------------------------                      --------------------------
       (Address of Principal                                 (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of December 1, 2002, among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and Bank One, National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS INC.

By:/s/Baron Silverstein
    ----------------------
Name: Baron Silverstein
Title:   Vice President

Dated:  January 13, 2003

                                  EXHIBIT INDEX


               Item 601 (a) of       Sequentially
Exhibit        Regulation S-K        Numbered
Number         Exhibit No.           Description                         Page
---------      ---------------       -------------------------------   ---------

1              4                     Pooling and Servicing Agreement   4